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                                  EXHIBIT 10.44

                         AGREEMENT FOR PURCHASE AND SALE


THIS AGREEMENT made as of the 12th day of May, 1998


BETWEEN:

               AQUILINE RESOURCES INC., a company incorporated under the laws of British Columbia having an office at Suite 711, 675 West Hastings Street, Vancouver, British Columbia, V6B 1N2

               ("Aquiline")

                                                               OF THE FIRST PART

AND:

               GLAMIS GOLD LTD., a company incorporated under the laws of British Columbia having its registered office at 1500, 1055 West Georgia Street, Vancouver, British Columbia, V6E 4N7

               ("Glamis")

                                                              OF THE SECOND PART


WHEREAS:

(A) Aquiline has a 40% and Glamis has a 60% interest in the Cieneguita Joint Venture ("Cieneguita Joint Venture") formed by the Cieneguita Joint Venture Agreement made between Glamis and Aquiline (the "Cieneguita Agreement") which was effective May 29, 1995;

(B) Glamis has been funding Aquiline's obligations under the Cieneguita Agreement by way of loan;

(C) Aquiline has accumulated certain technical and financial data and other information pertaining to the Cieneguita Agreement and the mineral properties related thereto; and

(D) Aquiline and Glamis wish to terminate the Cieneguita Agreement, the debt owed by Aquiline to Glamis and to transfer the technical, financial and other data held by Aquiline with respect to the Cieneguita Agreement and the mineral properties related thereto to Glamis, all pursuant to the terms and conditions contained herein.



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NOW THEREFORE in consideration of the mutual agreements and covenants contained herein and the consideration set forth herein, the receipt and sufficiency of which is acknowledged by Aquiline, the parties hereto agree as follows:

                                     PART 1

                                PURCHASE AND SALE

1.1 Based upon the representations and warranties set forth herein, and subject to the terms and conditions hereinafter set forth, Aquiline hereby irrevocably agrees to the termination of the Cieneguita Agreement and to the sale by it to Glamis of all of the technical and financial and other data which Aquiline has in respect of the Cieneguita Agreement and the mineral properties related thereto (collectively the "Aquiline Data") and Glamis hereby irrevocably agrees to the termination of the Cieneguita Agreement and to the purchase from Aquiline of the Aquiline Data, free and clear of all liens, charges and encumbrances, for the Purchase Price set out in Part 2.

1.2 The obligations of Glamis and Aquiline hereunder are subject to receipt by them of required regulatory approvals and the closing of the transaction contemplated under the agreement of purchase and sale among Minera Glamis La Cieneguita S.R.L. de C.V., Minera Glamis S.A. de C.V.
and Minera Aquilon, S.A. de C.V. dated May 12, 1998.


                                     PART 2

                                 PURCHASE PRICE

2.1 The purchase price (the "Purchase Price") for the Aquiline Data is, as hereinafter provided, $732,611.

2.2 The Purchase Price will be paid at the closing ("Closing") described in Part 6 as follows:

        (a)    $318,750 by cheque or bank draft payable by Glamis to Aquiline;

        (b) $106,250 by the issuance by Glamis to Aquiline of 25,000 of its Common shares (the "Glamis Shares") at a price of $4.25 each; and

        (c) $307,611 by the cancellation by Glamis of all amounts owing by Aquiline to Glamis in respect of the Cieneguita Agreement and Cieneguita Joint Venture and the mineral properties related thereto.


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                                     PART 3

                         REPRESENTATIONS AND WARRANTIES

3.1 Each of Aquiline and Glamis hereby represent and warrant to the other that:

        (a) it is a company duly incorporated, organized and validly subsisting under the laws of its incorporating jurisdiction;

        (b) it has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

        (c) neither the execution and delivery of this Agreement nor of any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated conflict with, result in the breach of or accelerate the performance required by, any agreement to which it is a party;

        (d) the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of any laws of any jurisdiction applicable or pertaining thereto or of its constating documents; and

        (e) the execution and delivery of this Agreement and all other agreements and documents to be executed and delivered by it hereunder and the consummation by it of all the transactions contemplated hereunder have been duly authorized and approved by all necessary corporate action.

3.2 Aquiline hereby represents and warrants to Glamis that:

        (a) Aquiline is the legal and beneficial owner of the Aquiline Data free and clear of all liens, charges and encumbrances;

        (b) there is no litigation, administrative or governmental proceeding, investigation, inquiry or claim of any nature or kind pending or, to Aquiline's knowledge, threatened against Aquiline or the Cieneguita Joint Venture relating to the Aquiline Data or any part thereof nor is Aquiline aware of any facts, circumstances or basis which could lead to any litigation, administrative or governmental proceedings, investigation, inquiry or claim of any nature or kind;

        (c) no person, firm or corporation has any proprietary or possessory interest in the Aquiline Data and no person, firm or corporation is entitled to any interest therein or to the proceeds of sale of such;

        (d) Aquiline has not granted any mortgage, lien or charge in respect of, or assigned its interest in the Aquiline Data;

        (e) there are no outstanding agreements or options to acquire or purchase the Aquiline Data or any part thereof; and


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        (f) Aquiline makes the representations, warranties and covenants set forth in Schedule A hereto and incorporated by reference herein with respect to Regulation S of the United States Securities Act of 1933, as amended.

3.3 Glamis hereby represents and warrants to Aquiline that the Glamis Shares when issued in accordance with the terms hereof will be duly issued as fully paid and non-assessable shares, free and clear of all liens, charges and encumbrances and such shares when issued will be listed for trading on the New York and Toronto Stock Exchanges.

3.4 The representations and warranties set out above are conditions on which the parties have relied in entering into this Agreement and will survive the Closing.

                                     PART 4

                                    COVENANTS

4.1 Each party hereby covenants and agrees with the others to

        (a) do all things reasonably within its power to complete the transactions contemplated herein;

        (b) use all reasonable efforts to obtain any required consents and approvals with respect to the consummation of the transactions contemplated herein and, where necessary, convene all meetings necessary to obtain such consents and approvals;

        (c) not make any press releases and to cause its directors and officers to agree not to publicly disclose any information relating to this Agreement, except for disclosure required by law or pursuant to the policies of the stock exchanges on which either party's shares are listed, without the prior consent of the other, which consent shall not be unreasonably withheld and any request for consent shall be given in a timely manner; and

        (d) use their best efforts to close the transaction contemplated hereby on or before June 12, 1998, but in any event not later than June 26, 1998.

4.2 The Cieneguita Agreement will terminate as of the occurrence of the Closing and be null and void thereafter.

4.3 Subject to the occurrence of the Closing:

        (a) Aquiline will not, whether directly or indirectly or in concert with an entity in which it has an interest, acquire any mineral interests within the area of three kilometres from the external boundary of the mineral properties subject to the Cieneguita Agreement at the time of Closing; and

        (b) Aquiline will not from the time of Closing disclose any information which it has in respect of the Cieneguita Joint Venture and the mineral properties subject thereto, provided


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        that such restriction will not apply to information which is or becomes part of the public domain other than through a breach of the terms hereof by Aquiline.


                                     PART 5

               RELEASES, INDEMNITIES AND ASSUMPTION OF LIABILITIES

5.1 Aquiline will indemnify and save harmless Glamis and its directors, officers, servants, agents or employees from all claims, actions, liabilities, damages, costs and expenses resulting from:

        (a) the falsity or inaccuracy of any representation and warranty made by Aquiline to Glamis pursuant to Part 3 of this Agreement;

        (b) any breach of any covenant or agreement made by Aquiline in this Agreement; and

        (c) the performance or failure of performance of any obligations, agreements, conditions and commitments of Aquiline under this Agreement.

5.2 Glamis will indemnify and save harmless Aquiline and its directors, officers, servants, agents or employees from all claims, actions, liabilities, damages, costs and expenses resulting from:

        (a) the falsity or inaccuracy of any representation and warranty made by Glamis to Aquiline pursuant to Part 3 of this Agreement;

        (b) any breach of any covenant or agreement made by Glamis in this Agreement; and

        (c) the performance or failure of performance of any obligations, agreements, conditions and commitments of Glamis under this Agreement.

5.3 Effective upon the occurrence of the Closing, Glamis hereby releases Aquiline from and will hold it harmless in respect of all amounts owing by Aquiline to Glamis under the Cieneguita Agreement which are due or accruing due at the time of the Closing and in respect of all other matters arising thereunder.

5.4 Effective upon the occurrence of the Closing, Aquiline hereby releases Glamis from and will hold it harmless in respect of all amounts owing by Glamis to Aquiline under the Cieneguita Agreement which are due or accruing due at the time of the Closing and in respect of all other matters arising thereunder.



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                                     PART 6

                              DELIVERIES AT CLOSING

6.1 At the Closing:

        (a) Aquiline will deliver the Aquiline Data to Glamis and will deliver to Glamis such other instruments, documents and written representations as may be reasonably necessary under applicable securities legislation to enable Glamis to issue 25,000 Common shares of Glamis to Aquiline; and

        (b) Glamis will deliver a cheque or bank draft for $318,750 to Aquiline together with a share certificate registered in the name of Aquiline for 25,000 Common shares of Glamis, such having noted thereon such legends as are required by applicable Canadian and United States Securities laws.


                                     PART 7

                                     NOTICES

7.1 All notices, designations or other documents required or authorized by the terms of this Agreement will be in writing and will be personally delivered or telecopied, addressed as follows:

        (a)    if to Aquiline:

               Suite 711, 675 West Hastings Street
               Vancouver, British Columbia  V6B 1N2

               Fax:          (604) 687-2419
               Telephone:    (604) 687-1658

        (b)    if to Glamis

               5190 Neil Road, Suite 310
               Reno, Nevada  89501

               Fax:          (702) 827-4600
               Telephone:    (702) 827-4600

7.2 Any of the parties may change its address for notice by giving the other parties notice of such change in the manner specified in this Part. Notices personally delivered or telecopied will be deemed to have been made or received on the date of such delivery or telecopy.



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                                     PART 8

                                     GENERAL

8.1 This Agreement may not be amended except in writing signed by the parties.

8.2 All references to currency herein are to the lawful currency of the United States of America.

8.3 This Agreement is and will be deemed to have been made in British Columbia, for all purposes will be governed exclusively by and construed and enforced in accordance with the laws prevailing in British Columbia and the rights and remedies of the parties will be determined in accordance with those laws.

8.4 No consent or waiver, express or implied, by any party to or of any breach or default by any other party of any or all of its obligations under this Agreement will

        (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this Part;

        (b) be relied on as a consent to or waiver of any other breach or default of the same or any other obligation;

        (c) constitute a general waiver under this Agreement; or

        (d) eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

8.5 Each party will, at its own expense (except where otherwise specified) and without expense to any other party, execute and deliver such further agreements and other documents and do such further acts and things as any other party reasonably requests to evidence, carry out or give full force and effect to the intent of this Agreement.

8.6 This Agreement is a complete and absolute sale of the Aquiline Data by Aquiline to Glamis. Upon fulfilment of the provisions of Part 6 hereof, the terms of this Agreement will be deemed to have been fulfilled and fully exercised and the parties will not have any further rights and obligations hereunder, save and except for the covenants described in paragraphs 3.4, 4.2 and 4.3 and the indemnity provisions of Part 5 hereof, which provisions will survive such fulfilment and exercise.

8.7 This Agreement constitutes the entire agreement among the parties and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject matter of this Agreement.

8.8 This Agreement may be executed in several counterparts, each of which so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument.


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8.9 This Agreement will enure to the benefit of the respective successors and assigns of the parties.


IN WITNESS WHEREOF the common seals of the parties have been affixed in the presence of their duly authorized officer(s) as of the day and year first above written.


AQUILINE RESOURCES INC.

Per:_________________________________

Per:_________________________________


GLAMIS GOLD LTD.

Per:_________________________________

Per:_________________________________



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                                   SCHEDULE A

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                  REGARDING COMPLIANCE WITH REGULATION S OF THE
                UNITED STATES SECURITIES ACT OF 1933, AS AMENDED

1. Aquiline Resources Inc ("AQI") hereby represents and warrants to and covenants and agrees with Glamis Gold Ltd. ("Glamis") as follows:

        (a) AQI acknowledges that the Common Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities law, and therefore constitute "restricted securities" within the meaning of Rule 144 thereof, and that the contemplated issuance may not be offered or sold in the United States or for the account or benefit of U.S. Persons (as described below) except in reliance on an exclusion from such registration pursuant to Regulation S of the Securities Act;

        (b) AQI understands that if it decides to offer, sell or otherwise transfer any of the Common Shares, it will not offer, sell or otherwise transfer any of such securities, directly or indirectly, unless (i) the disposition is to the Company; (ii) the disposition is made outside the United States in compliance with the requirements of Rule 903 or Rule 904 of Regulation S, if available (or such successor rule or regulation as then in effect); (iii) there is in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; (iv) the disposition complies in all respects with Rule 144 or Rule 145 under the Securities Act, or (v) in a transaction that does not require registration under the Securities Act and any applicable state securities laws and it has, prior to such disposition, furnished to Glamis an opinion of counsel of recognized standing reasonably satisfactory to Glamis;

        (c) AQI will not engage in hedging transactions with regard to the Common Shares during the one year "distribution compliance period" beginning on the date of the Closing unless in compliance with the Securities Act;

        (d) AQI (i) is not a U.S. Person (as such term is defined in Regulation
        S) and is not acquiring the Common Shares for the account or benefit of a U.S. Person and (ii) was not offered, did not execute and did not deliver this Agreement while in the United States;

        (e) The Common Shares are being acquired for investment purposes, not as a nominee or agent, and not with a view to any resale, distribution or other disposition of the Common Shares, of any part thereof, in violation of the Securities Act or applicable state securities laws;

        (f) AQI understands that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, certificates representing the Common Shares, and all



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        certificates issued in exchange therefore or in substitution thereof, shall bear the following legend:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IF AVAILABLE, (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (D) IN A TRANSACTION THAT COMPLIES IN ALL RESPECTS WITH THE REQUIREMENTS OF RULE 144 OR RULE 145 UNDER THE SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND, PRIOR TO SUCH DISPOSITION, THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY.

               THE HOLDER HEREOF MAY NOT ENGAGE IN ANY HEDGING TRANSACTIONS WITH RESPECT TO THE SECURITIES EVIDENCED HEREBY FOR A PERIOD OF ONE YEAR FROM THE DATE OF ORIGINAL ISSUANCE UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

        (g) It acknowledges that the Company will refuse to register any transfer of the Common Shares if such transfer is not made in accordance with the legend set forth in subparagraph (f) above.

2. Solely with regard to the Common Shares to be issued to AQI pursuant to the Agreement, Glamis will refuse to register any subsequent transfer of such Common Shares if such transfer is not made in accordance with Regulation S of the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act.